                                 Exhibit 99.14

                         CONTINGENT INTEREST AGREEMENT

          THIS CONTINGENT INTEREST AGREEMENT (this "Agreement"), dated as of July 21, 1995 is made by ACC CORP., a Delaware corporation (the "Company"), in favor of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("First Union") and SHAWMUT BANK CONNECTICUT, N.A. ("Shawmut", and together with First Union, the "Managing Agents").


                              STATEMENT OF PURPOSE
                              --------------------

          Pursuant to a Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the "Credit Agreement"), between the Company and certain Subsidiaries of the Company as Borrowers thereunder (collectively, the "Borrowers"), the Lenders party thereto (the "Lenders"), the Managing Agents and First Union, as Administrative Agent for the Lenders, the Lenders will extend Loans to the Borrowers as more specifically described in the Credit Agreement. In connection with the transactions contemplated by the Credit Agreement and in consideration of the structuring of and commitment to the credit facility described therein, the Managing Agents have requested, and the Company has agreed to execute and deliver, this Agreement to the Managing Agents to provide a contingent interest payment to the Managing Agents on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and to induce the Managing Agents to serve as Managing Agents under the Credit Agreement, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Unless otherwise defined herein, terms which are
               -------------
defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

          "Common Stock" shall mean the $.015 par value common stock of the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted.

          "Contingent Interest Payment" shall have the meaning assigned thereto in paragraph 2.

          "Trigger Date" shall mean the Business Day on which notice is received by the Company from a Managing Agent of the election by such Managing Agent to exercise its right to receive its Contingent Interest Payment hereunder at any time after the occurrence of any Trigger Event or Trigger Events.

          "Trigger Event" shall mean the earlier to occur of the following events: (a) eighteen months shall have elapsed since the Closing Date, (b) the Credit Agreement shall
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                                     - 2 -


have been amended in any material respect as determined in the reasonable discretion of the Managing Agents, (c) a letter of intent or definitive agreement to sell at least 51% of the Common Stock or at least 51% of the assets of the Company or any Material Subsidiary in any transaction or series of transactions (including any letter of intent to merge or merger agreement having the foregoing effect) shall have been executed by the Company or the shareholders of the Company or any such sale of Common Stock or assets (including any Change in Control or merger having the foregoing effect) shall have occurred or (d) the Common Stock shall have ceased to be actively traded in the national over-the-counter market and quoted on the national market system of the National Association of securities Dealers Automated Quotation System ("NASDAQ"), other than on a temporary basis, as determined by the Managing Agents in their sole discretion.

          "Trigger Price" shall mean the difference between (a) the average of the daily market price of the Common Stock as quoted by NASDAQ calculated for each of the thirty consecutive Business Days immediately preceding the Trigger Date less (b) the average of the daily market price of the Common Stock as
     ----
quoted by NASDAQ for each of the thirty consecutive Business Days immediately preceding the date which is five days prior to the Closing Date (the "Closing Price"); provided, that in no event shall the Trigger Price exceed the Closing
         --------
Price plus $15.00. The "daily market price" for each such Business Day shall
      ----
mean the average of the last reported closing bid and asked prices on such day in the over-the-counter market as formulated by NASDAQ.

          2.   Contingent Interest Payment.  The Company agrees to pay to each
               ---------------------------
Managing Agent, within ten (10) Business Days following the Trigger Date for such Managing Agent, a contingent interest payment (a "Contingent Interest Payment") equal to the product of (a) the Trigger Price times (b) 140,000 shares
                                                        -----
of Common Stock (the "Share Factor") times (c) .5; provided, that in no event
                                     -----         --------
shall the Contingent Interest Payment to each Managing Agent be less than $375,000.

          3.   Manner of Payment.  Payment of the Contingent Interest Payment
               -----------------
shall be made to the Managing Agents, (a) in cash or other immediately available funds in Dollars, (b) by tender of shares of Common Stock having a then market value equal to the portion of the Contingent Interest Payment to be paid in such shares, at the election of the Company or (c) by a combination of cash and tender of shares of Common Stock; provided, that such payment in shares shall
                                  --------
not exceed fifty percent (50%) of the Contingent Interest Payment made to each Managing Agent. Payment of the cash portion of the Contingent Interest Payment shall be made to such accounts as the Managing Agents shall direct in writing to the Company. Payment of the portion of the Contingent Interest Payment to be paid by the tender of shares of Common Stock shall be made by delivery of the certificates evidencing such shares (with appropriate stock powers executed in blank) to the Managing Agents or such Affiliates thereof as the Managing Agents shall direct in writing to the Company.
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                                     - 3 -

          4.     Stock Dividends, Splits, Combinations, Reorganizations,
                 -------------------------------------------------------
Reclassifications, Dissolutions and Other Dilutive Events.
---------------------------------------------------------

          (a) In case the Company shall, prior to payment in full of each Contingent Interest Payment, (i) declare or pay a dividend or dividends on its Common Stock payable in shares of its capital stock (including Common Stock or any security convertible into or granting rights to purchase shares of Common Stock), (ii) split or subdivide the then outstanding shares of its Common Stock into a greater number of shares, (iii) combine the then outstanding shares of its Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of Common Stock or any other capital adjustment, recapitalization or reorganization, or any consolidation of the Company with, or merger of the Company into, any other corporation, or any sale, lease or other transfer of all or a substantial portion (51% or more) of the assets of the Company, or any share exchange, or any distribution by the Company of its assets with respect to its Common Stock as a liquidating or partial liquidating dividend or any similar transaction affecting the Common Stock (for purposes of this paragraph 4, the transactions referred to in clause (iv) being collectively referred to as the "Reorganization Transactions") , then, in each such case, the Company and the Managing Agents (or the remaining Managing Agent if a prior Contingent Interest Payment has been made to the other Managing Agent) shall, in good faith and within ten Business Days after the record date for such dividend or the effective date of such split, subdivision, combination or Reorganization Transaction, make such proportionate and equitable adjustments to the Trigger Price, the Share Factor and any other appropriate variable in the determination of the Contingent Interest Payment as may be necessary so that the Managing Agents (or Managing Agent) shall receive the same Contingent Interest Payment after any such transaction as the Managing Agents (or Managing Agent) would have received prior to any such transaction. In the event the Company and the Managing Agents (or Managing Agent) are unable to agree on such adjustment within such ten Business Day period, such dispute shall be resolved within thirty Business Days after the end of such ten Business Day period by an independent accounting firm of recognized national standing selected by the Managing Agents (or Managing Agent) and the fees and expenses of such firm shall be borne equally by the Company and the Managing Agents (or Managing Agent).

          (b) Notwithstanding anything to the contrary contained herein, the Company shall not effect any such Reorganization Transaction involving another Person unless, upon or prior to the consummation thereof, the Company shall have caused the successor Person or the Person to or with which the property of the Company has been consolidated, merged, exchanged, leased or otherwise transferred to assume by written instrument the obligation to deliver to each Managing Agent the Contingent Interest Payment in accordance with the foregoing provisions. Upon any Reorganization Transaction referred to in this paragraph 4, this Agreement shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable as part of a Contingent Interest Payment hereunder after the consummation of such Reorganization Transaction.
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                                     - 4 -

          5.     Subsequent Fundamental Transactions.
                 -----------------------------------

          (a) The Company shall give the Managing Agents prior written notice in accordance with Section 13.1 of the Credit Agreement of any of the following transactions by the Company or any Material Subsidiary: any merger (other than any merger effected solely to change the domicile of the Company or any Material Subsidiary); consolidation, share exchange, sale that in the aggregate constitutes the disposition of all or substantially all of its assets, any other corporate transaction pursuant to which any holder of Common Stock receives cash, securities or other property, or any transaction in which the Company or any of its Subsidiaries is acquired by purchase of a majority of its common equity (each, a "Fundamental Transaction").

          (b) If at any time within three months after making any Contingent Interest Payment hereunder, the Company or any Material Subsidiary (i) completes a Fundamental Transaction or (ii) enters into any agreement or letter of intent contemplating a Fundamental Transaction, the Company shall, simultaneously with the closing of such transaction or at such later time as any payment in cash, securities or other property is received by the Company, such Subsidiary or their shareholders, make an additional payment to the applicable Managing Agent in an amount equal to the excess (the "Excess") of (i) the Contingent Interest Payment such Managing Agent would have received if such payment was made on or after the closing of such Fundamental Transaction over (ii) the Contingent Interest Payment previously received by such Managing Agent; provided, that the
                                                             --------
sum of such initial Contingent Interest Payment and such Excess shall not exceed $1,000,500 with respect to any Managing Agent. Each payment to a Managing Agent pursuant to this Section 5(b) shall be made in accordance with Section 3 hereof.

          6.   Certain Covenants.  The Company covenants and agrees that, until
               -----------------
each Contingent Interest Payment has been fully paid in accordance with this
Agreement:

          (a) the Company will have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock sufficient to enable it at any time to fulfill all its obligations hereunder; and

          (b) the Common Stock deliverable pursuant to this Agreement shall be
(i) listed on NASDAQ or a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended), (ii) either (x) duly registered under the Securities Act of 1933, as amended, and applicable securities laws of North Carolina with respect to any Common Stock delivered to First Union and applicable securities laws of Connecticut with respect to any Common Stock delivered to Shawmut or (y) so registered by the Company at its sole expense as expeditiously as possible after such delivery (but in no event later than sixty
(60) days thereafter), (iii) duly and validly issued, fully paid and non-assessable, (iv) free from all taxes, liens and charges, and if any shares of Common Stock to be delivered as part of a Contingent Interest Payment require any additional registration with or approval of any governmental authority under any applicable law before such shares may be
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                                     - 5 -

issued in connection with receipt of such Contingent Interest Payment, the Company will, at its sole expense, as expeditiously as possible, cause such shares to be duly registered or approved, as the case may be. If for any reason the Common Stock delivered to a Managing Agent pursuant to clause (ii)(y) above is not so registered within such sixty (60) day period, the Borrower shall pay in cash on the first Business Day after the expiration of such period to such Managing Agent the market value of such Common Stock on the date of delivery thereof plus interest thereon for such period at the Default Rate.
        ----

          7.   Default Rate.  Any payment to a Managing Agent not made on the
               ------------
payment date applicable thereto under this Agreement shall bear interest from such date until the Business Day on which such payment is made at a per annum rate equal to the Base Rate as determined under the Credit Agreement plus four
                                                                     ----
percent (4%).

          8.   Severability. Any provision of this Agreement which is prohibited
               ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          9.   Paragraph Headings.  The paragraph headings used in this
               ------------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          10.  Waivers and Amendments; Successors and Assigns; Governing Law.
               -------------------------------------------------------------
None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Company and each Managing Agent to whom a Contingent Interest Payment may become owing hereunder. This Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Managing Agents and their respective successors and assigns. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina.

          11.  Notices.  All notices and communications hereunder shall be given
               -------
to the addresses and otherwise in accordance with Section 13.1 of the Credit Agreement.

          12.  Consent to Jurisdiction.  The Company hereby irrevocably consents
               -----------------------
to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Company hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Managing Agents in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in Section 13.1 of the Credit Agreement. Nothing in this Section 11 shall
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                                     - 6 -

affect the right of the Managing Agents to serve legal process in any other manner permitted by Applicable Law or affect the right of the Managing Agents to bring any action or proceeding against the Company or its properties in the courts of any other jurisdictions.

          13.  Waiver of Jury Trial.  NOTWITHSTANDING ANY OTHER PROVISION
               --------------------
CONTAINED HEREIN, IN THE EVENT ANY JUDICIAL PROCEEDING IS INSTITUTED IN CONNECTION WITH THIS AGREEMENT, TO THE EXTENT PERMITTED BY LAW, THE MANAGING AGENTS BY THEIR ACCEPTANCE OF THIS AGREEMENT OR THE BENEFITS HEREOF AND THE COMPANY EACH HEREBY IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.
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                                     - 7 -


          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

[CORPORATE SEAL]              ACC CORP.

                              By:  /s/ John J. Zimmer
                                   ---------------------------
                              Name:  John J. Zimmer
                                   ---------------------------
                              Title:  Vice President - Finance
                                   ---------------------------


[CORPORATE SEAL]              FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                              By:  /s/ Jim F. Redman
                                   ---------------------------
                              Name:  Jim F. Redman
                                   ---------------------------
                              Title:  Sr. Vice President
                                   ---------------------------


[CORPORATE SEAL]              SHAWMUT BANK OF CONNECTICUT, N.A.

                              By:  /s/ Robert F. Nest
                                   ---------------------------
                              Name:  Robert F. Nest
                                   ---------------------------
                              Title:  Director
                                   ---------------------------